UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2013

Capital Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 10th Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Amended and Restated Management Agreement

On March 26, 2013, Capital Trust, Inc. (the “Company”) entered into an Amended and Restated Management Agreement, dated as of March 26, 2013 (the “Amended and Restated Management Agreement”) with BREDS/CT Advisors L.L.C. (the “Manager”), an affiliate of The Blackstone Group L.P. (“Blackstone”), that serves as the Company’s external manager. The Amended and Restated Management Agreement amends and restates the existing Management Agreement, dated as of December 19, 2012 (the “Original Agreement”) between the Company and the Manager that was entered into upon the closing of the Company’s disposition of its investment management and special servicing business to an affiliate of Blackstone and the concurrent issuance and sale of 5.0 million shares of the Company’s class A common stock to an affiliate of Blackstone. For additional information regarding the entry into the Original Agreement and certain other agreements between the Company and affiliates of Blackstone, see the Company’s Current Report on Form 8-K filed on December 21, 2012.

The amendments to the Original Agreement that were effected by the Amended and Restated Management Agreement include the following:

•

amendment of the investment guidelines of the Company approved by the Company’s board of directors (the “Board”) to permit a newly-formed investment risk management committee of the Board that consists of independent directors to approve any proposed investment (i) of more than 25% of Equity in any individual investment or (ii) in excess of $150.0 million;

•

expansion of the duties of the Manager to include the Manager’s service as the Company’s commodity pool operator under the U.S. Commodities Exchange Act, as amended (the “CEA”), should the Company be considered to be a commodity pool under the CEA; and

•

revisions of the definitions for Equity, Incentive Compensation and Management Fee (in each case, as defined in the Amended and Restated Management Agreement) to clarify the intended calculations for the management fees and incentive compensation payable by the Company.

The foregoing description of the amendments to the Original Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Amended and Restated Management Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 26, 2013, the Company issued a press release and detailed presentation announcing its financial results for the fourth quarter and full year ended December 31, 2012. The press release and full detailed presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K report and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained under Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and will not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in that filing.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Management Agreement, dated as of March 26, 2013, by and between Capital Trust, Inc. and BREDS/CT Advisors L.L.C.

99.1	Press Release of Capital Trust, Inc. dated March 26, 2013.

99.2	Presentation of Capital Trust, Inc. dated March 26, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TRUST, INC.

Date: March 26, 2013	By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer

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